Exhibit 10.1(c)

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of May 29, 2013 (this “Third Amendment”), among UNIVISION COMMUNICATIONS INC., a Delaware corporation (the “US Borrower”), UNIVISION OF PUERTO RICO INC., a Delaware corporation (the “Subsidiary Borrower” and, together with the US Borrower, the “Borrowers”, and, each, a “Borrower”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as Administrative Agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”), the 2013 Incremental Term Loan Lenders party hereto, the 2013 Incremental Revolving Credit Lenders (as defined below) and the 2013 Refinancing Term Loan Lenders party hereto (with capitalized terms used, but not otherwise defined, in this paragraph and the recitals below to be defined as provided in Section 1 below).

R E C I T A L S

WHEREAS, the Borrowers have previously entered into that certain Credit Agreement, dated as of March 29, 2007, as amended as of June 19, 2009, as amended and restated as of October 26, 2010, as further amended as of August 21, 2012 and as further amended as of February 28, 2013 (as the same has been so amended, restated and/or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrowers, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent and the other agents party thereto.

WHEREAS, the US Borrower has hereby notified the Administrative Agent that it is requesting (i) an Incremental Amendment to (x) incur Incremental Term Loans and (y) provide for a Revolving Commitment Increase, in each case, pursuant to Section 2.24 of the Credit Agreement and (ii) a Refinancing Amendment to incur Other First-Lien Term Loans pursuant to Section 2.25 of the Credit Agreement;

WHEREAS, pursuant to Section 2.24 of the Credit Agreement, the US Borrower may (x) incur Incremental Term Loans and (y) establish Revolving Commitment Increases, in each case, by, among other things, entering into an Incremental Amendment with each Lender and/or Additional Lender agreeing to provide such Incremental Term Loans and/or Revolving Commitment Increases, as applicable, and the Administrative Agent;

WHEREAS, the US Borrower has requested that the 2013 Incremental Term Loan Lenders extend credit to the US Borrower in the form of 2013 Incremental Term Loans in an aggregate principal amount of $400,000,000.00 on the terms and subject to the conditions set forth herein;

WHEREAS, the 2013 Incremental Term Loan Lenders have indicated a willingness to provide the 2013 Incremental Term Loans on the terms and subject to the conditions herein;

WHEREAS, the US Borrower has requested that the 2013 Incremental Revolving Credit Lenders extend credit to the Borrowers in the form of 2013 Revolving Commitment Increases in an aggregate principal amount of $62,377,594.73 on the terms and subject to the conditions herein;

WHEREAS, the 2013 Incremental Revolving Credit Lenders have indicated a willingness to provide the 2013 Revolving Commitment Increases on the terms and subject to the conditions herein;

WHEREAS, pursuant to Section 2.25 of the Credit Agreement, the US Borrower may incur Other First-Lien Term Loans by, among other things, entering into a Refinancing Amendment with each Lender and/or Additional Lender agreeing to provide such Other First-Lien Term Loans and the Administrative Agent;

WHEREAS, the US Borrower has requested that the 2013 Refinancing Term Loan Lenders extend credit to the US Borrower in the form of 2013 Refinancing Term Loans in an aggregate principal amount of $100,000,000.00 on the terms and subject to the conditions set forth herein; and

WHEREAS, the 2013 Refinancing Term Loan Lenders have indicated a willingness to provide the 2013 Refinancing Term Loans on the terms and subject to the conditions herein;

WHEREAS, (i) each of Deutsche Bank Securities Inc. (“DBSI”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), Barclays Bank PLC (“Barclays”), Credit Suisse Securities (USA) LLC (“CS Securities”), Wells Fargo Securities, LLC (“Wells”), Natixis, New York Branch (“Natixis”), Mizuho Corporate Bank, Ltd. (“Mizuho”) and JPMorgan Chase Bank, N.A. (“JPM”) shall act as joint lead arrangers and joint book running managers, (ii) each of DBSI and MLPFS shall act as syndication agent and (iii) each of Barclays, CS Securities, Wells (on behalf of Wells Fargo Bank, N.A.), Natixis, Mizuho and JPM shall act as co-documentation agents, in each case with respect to this Third Amendment and the 2013 Incremental Term Loans and 2013 Refinancing Term Loans provided for hereunder.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; Rules of Construction. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement or, if not defined therein, the Credit Agreement as amended hereby. The rules of construction specified in Sections 1.02 through 1.12 of the Credit Agreement shall apply to this Third Amendment, including the terms defined in the preamble and recitals hereto.

SECTION 2. Amendments to the Credit Agreement. (a) This Third Amendment constitutes (i) an Incremental Amendment pursuant to which (x) a new Class and Series of 2013 Incremental Term Loans is established under Section 2.24 of the Credit Agreement and (y) a Revolving Commitment Increase is established under Section 2.24 of the Credit Agreement in each case, upon the occurrence of the Third Amendment Effective Date (as defined below) and (ii) a Refinancing Amendment pursuant to which a new Series of 2013 Refinancing Term Loans is established under Section 2.25 of the Credit Agreement upon the occurrence of the Third Amendment Effective Date.

(b) Effective as of the Third Amendment Effective Date, and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended to incorporate the changes reflected in the redlined version of the Credit Agreement attached hereto as Annex A.

(c) Pursuant to Section 2.25 of the Credit Agreement, the 2013 Refinancing Term Loans shall have the following terms (in each case, determined after giving effect to all amendments to the Credit Agreement pursuant to Section 2(b) above on the Third Amendment Effective Date immediately prior to the consummation of the 2013 Incremental Term Loan Conversion):

Applicable Percentage. The Applicable Percentage with respect to the 2013 Refinancing Term Loans shall be identical to the Applicable Percentage for 2013 Incremental Term Loans as set forth in clause (e) of the definition of “Applicable Percentage”.

Floor. The “floor” in the definition of Adjusted LIBO Rate applicable to a Eurodollar Borrowing of 2013 Refinancing Term Loans shall be identical to that applicable to a Eurodollar Borrowing of 2013 Incremental Term Loans.

Optional Prepayments. The 2013 Refinancing Term Loans may be optionally prepaid on the same terms as 2013 Incremental Term Loans as provided in Section 2.12 of the Credit Agreement.

Mandatory Prepayments. The 2013 Refinancing Term Loans shall be subject to mandatory prepayments on the same basis as 2013 Incremental Term Loans as set forth in Section 2.13 of the Credit Agreement.

Scheduled Amortization. The 2013 Refinancing Term Loans shall be subject to scheduled amortization payments on the same basis as 2013 Incremental Term Loans as set forth in clause (vi) of the first sentence of Section 2.11(a) of the Credit Agreement.

Maturity Date. The maturity date of the 2013 Refinancing Term Loans shall be March 1, 2020.

Soft-Call Protection. The 2013 Refinancing Term Loans shall be subject to call protection on the same terms as provided for 2013 Incremental Term Loans in Section 2.05(d)(2) of the Credit Agreement.

Credit Agreement Governs. The 2013 Refinancing Term Loans shall in all other respects have terms identical to the 2013 Incremental Term Loans and shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

(d) Subject to Section 2(e) below, on the Third Amendment Effective Date, each Person executing this Third Amendment in its capacity as a 2013 Incremental Term Loan Lender or a 2013 Refinancing Term Loan Lender shall become (or, if already a Lender prior to the Third Amendment Effective Date, remain) a “Lender”, an “Other First-Lien Term Loan Lender”, a “Term Lender” and a “First-Lien Lender” under the Credit Agreement (as amended hereby) and shall be bound by the provisions of the Credit Agreement (as amended hereby) as a Lender holding (i) the 2013 Incremental Term Loan Commitments and 2013 Incremental Term Loans, in the case of the 2013 Incremental Term Loan Lenders or (ii) the 2013 Refinancing Term Loan Commitments and 2013 Refinancing Term Loans, in the case of the 2013 Refinancing Term Loan Lenders, as the case may be.

(e) Immediately following the incurrence of 2013 Refinancing Term Loans on the Third Amendment Effective Date (and the application of the Net Cash Proceeds thereof as contemplated by Section 4(f) of this Third Amendment), (x) all such 2013 Refinancing Term Loans shall automatically (and without any further action or notice by any party) be deemed “designated” as an increase to the then outstanding 2013 Incremental Term Loans as contemplated by Section 2.25 of the Credit Agreement, and shall thereupon convert into, and become, 2013 Incremental Term Loans for all purposes of the Credit Agreement (as modified by this Third Amendment) and the other Loan Documents (the “2013 Incremental Term Loan Conversion”) and (y) each 2013 Refinancing Term Loan Lender shall become a 2013 Incremental Term Loan Lender under the Credit Agreement (as modified by this Third Amendment); provided that, for the avoidance of doubt, the 2013 Refinancing Term Loans shall not constitute Incremental Term Loans or 2013 Incremental Term Loans for purposes of the third sentence of Section 2.24(a) of the Credit Agreement.

(f) Each Person executing this Third Amendment as a “2013 Incremental Revolving Credit Lender” (each such Person, in such capacity, a “2013 Incremental Revolving Credit Lender”) hereby severally agrees to provide an increase to the 2013 Extended Revolving Credit Commitments (each, a “2013 Revolving Commitment Increase” and, collectively, the “2013 Revolving Commitment Increases”) in the amount set forth opposite its name under the column entitled “2013 Extended

Revolving Credit Commitments” in Part C of Schedule I attached hereto, with such increase to be effective as of the Third Amendment Effective Date. The parties hereby agree that on the Third Amendment Effective Date (after giving effect to the 2013 Revolving Commitment Increases effected hereby), (1) the Total Revolving Credit Commitment and the aggregate amount of the 2013 Extended Revolving Credit Commitments under the Credit Agreement shall increase by the amount of the 2013 Revolving Commitment Increase of each 2013 Incremental Revolving Credit Lender effected hereby, (2) there shall be an automatic adjustment to the Pro Rata Percentage of each 2013 Extended Revolving Credit Lender in the aggregate L/C Exposure and the aggregate Swingline Exposure to reflect the new Pro Rata Percentage of each 2013 Extended Revolving Credit Lender in the aggregate L/C Exposure and the aggregate Swingline Exposure resulting from the 2013 Revolving Commitment Increases and (3) the Borrowers and the Administrative Agent, as the case may be, shall take all actions, if any, required by clause (i) of the last sentence of Section 2.24(b) of the Credit Agreement. The 2013 Revolving Commitment Increases shall (i) become a part of the 2013 Extended Revolving Credit Commitments for all purposes of the Credit Agreement and the other Loan Documents and (ii) together with all related Revolving Credit Exposure, be subject to the same Applicable Percentage, prepayment provisions, Maturity Date and other terms and conditions applicable to the 2013 Extended Revolving Credit Commitments (and related Revolving Credit Exposure) under the Credit Agreement and the other Loan Documents.

(g) On the Third Amendment Effective Date, each Person executing this Third Amendment in its capacity as a 2013 Incremental Revolving Credit Lender shall become (or, if already a Lender prior to the Third Amendment Effective Date, remain) a “Lender”, a “Revolving Credit Lender” and a “First-Lien Lender” under the Credit Agreement (as amended hereby) and shall be bound by the provisions of the Credit Agreement (as amended hereby) as a Lender holding 2013 Extended Revolving Credit Commitments (and related Revolving Credit Exposure).

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Third Amendment, the Borrowers hereby represent and warrant to each other party hereto that, as of the Third Amendment Effective Date: (i) the Third Amendment has been duly authorized, executed and delivered by it and each of this Third Amendment and the Credit Agreement (as amended hereby) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (ii) after giving effect to this Third Amendment and the transactions contemplated by this Third Amendment, no Default or Event of Default has occurred and is continuing; (iii) the execution, delivery and performance of this Third Amendment and the performance of the Credit Agreement (as amended hereby), the incurrence of the 2013 Incremental Term Loans and the 2013 Refinancing Term Loans, the provision of the 2013 Revolving Commitment Increases and the consummation of the 2013 Incremental Term Loan Conversion (x) shall not violate any provision of (1) any applicable law, statute, rule or regulation or order of any Governmental Authority, (2) the certificate or articles of incorporation, bylaws or other constitutive documents of any Loan Party, (3) the Senior Notes Documentation, the New Senior Secured Notes Documentation or any indenture, security documents and/or other agreement governing the Additional Senior Secured Notes and all documentation delivered pursuant thereto, or (4) any other indenture, agreement or other instrument to which the US Borrower or any of its Restricted Subsidiaries is a party or by which any of them or any of their property is bound, (y) will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under or give rise to any right to require the prepayment, repurchase or redemption of any obligation under (1) the Senior Secured Notes Documentation, the New Senior Notes Documentation or any indenture, security documents and/or other agreement governing the Additional Senior Secured Notes and all documentation delivered pursuant thereto, or (2) any other such indenture, agreement or other instrument or (z) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrowers or any Restricted Subsidiary (other than Permitted Liens), except, with respect to clauses (x)(1), (x)(4), (y)(2) or (z) above to the extent that such violation, conflict, breach, default, or creation or imposition of Lien could not reasonably be expected to result in a Material Adverse Effect.

SECTION 4. Conditions of Effectiveness of this Third Amendment. This Third Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) on which each of the following conditions shall have been satisfied (which, in the case of clauses (f), (g) and (h) below, may be substantially concurrent with the satisfaction of the other conditions specified below and immediately after the incurrence of 2013 Incremental Term Loans on such date):

(a) The Administrative Agent shall have received a notice of the borrowing of the 2013 Incremental Term Loans and 2013 Refinancing Term Loans as required by Section 2.03 of the Credit Agreement.

(b) The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrowers, each of the other Loan Parties, each of the 2013 Incremental Term Loan Lenders, each of the 2013 Incremental Revolving Credit Lenders, each of the 2013 Refinancing Term Loan Lenders and the Administrative Agent.

(c) All of the conditions specified in Sections 2.24 and 2.25 of the Credit Agreement (as modified by this Third Amendment) with respect to the incurrence of the 2013 Incremental Term Loans and the 2013 Refinancing Term Loans and the provision of the 2013 Revolving Commitment Increases shall have been satisfied, and the Administrative Agent shall have received a certificate signed by a Responsible Officer of the US Borrower certifying (i) that the conditions precedent set forth in Sections 4.01(b) and (c) of the Credit Agreement have been satisfied on and as of the Third Amendment Effective Date and (ii) as to compliance with the requirements of Sections 2.24 and 2.25 of the Credit Agreement.

(d) The Administrative Agent shall have received a legal opinion of Weil, Gotshal & Manges LLP, special counsel to the Borrowers, addressed to the Lenders, the 2013 Incremental Term Loan Lenders, the 2013 Refinancing Term Loan Lenders, the Administrative Agent, the Swingline Lenders and the Issuing Banks, dated the Third Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.

(e) The Administrative Agent shall have received (i) a certificate from the Chief Financial Officer of the US Borrower in form and substance reasonably satisfactory to the Administrative Agent, certifying that, after giving effect to this Third Amendment, the US Borrower and its Restricted Subsidiaries (on a consolidated basis) are Solvent, (ii) a certificate of good standing (or subsistence) with respect to each Loan Party from the Secretary of State (or similar official) of the State of such Loan Party’s organization (to the extent relevant and available in the jurisdiction of organization of such Loan Party) and (iii) a closing certificate executed by a Responsible Officer of each Borrower, dated the Third Amendment Effective Date, reasonably acceptable to the Administrative Agent, certifying as to the incumbency and specimen signature of each officer of a Loan Party executing this Third Amendment or any other document delivered in connection herewith on behalf of any Loan Party and attaching (A) a true and complete copy of the certificate of incorporation (or other applicable charter document) of each of the Borrowers, including all amendments thereto, as in effect on the Third Amendment Effective Date, certified as of a recent date by the Secretary of State (or analogous official) of the jurisdiction of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (e)(ii) above, (B) a true and complete copy of the by-laws (or other applicable operating agreements) of each Borrower as in effect on the Third Amendment Effective Date, and (C) a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body or any committee thereof) of each Loan Party authorizing the execution, delivery and performance of this Third Amendment and the performance of the Credit Agreement (as amended by this Third Amendment) and the other Loan Documents and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(f) An amount equal to the Net Cash Proceeds from the incurrence of the 2013 Refinancing Term Loans shall have been applied to make a mandatory prepayment of Term Loans pursuant to, and in accordance with the requirements of, Section 2.13(d)(ii) of the Credit Agreement (as modified hereby) and all accrued but unpaid interest, fees and premiums (if any) with respect to all Term Loans subject to such prepayment, as well as any amounts payable pursuant to Section 2.16 of the Credit Agreement, shall have been paid in full.

(g) The Borrowers shall have prepaid all outstanding 2013 Extended Revolving Loans on or prior to the date hereof, which prepayment shall be accompanied by accrued interest on the 2013 Extended Revolving Loans and any costs incurred by any Lender in accordance with Section 2.16.

(h) The US Borrower shall have paid to the Administrative Agent, for the account of each Incremental Revolving Credit Lender, an initial yield payment (the “2013 Revolving Commitment Increase Upfront Fee”) equal to 0.50% of the aggregate amount of the 2013 Revolving Commitment Increase of each 2013 Incremental Revolving Credit Lender, with each such payment to be earned by, and payable to, each such Incremental Revolving Credit Lender on the Third Amendment Effective Date, which 2013 Revolving Commitment Increase Upfront Fee shall be payable in immediately available funds and, once paid, be non-refundable.

(i) The Borrowers, the Loan Parties and the Collateral Agent shall have duly executed and delivered to the Administrative Agent a “Representative Supplement” with respect to the First-Lien Intercreditor Agreement, dated the Third Amendment Effective Date, in substantially the form attached as Annex II to the First-Lien Intercreditor Agreement.

SECTION 5. Post-Closing Requirements. Within 30 days after the Third Amendment Effective Date (or such later date as may be acceptable to the Administrative Agent in its sole discretion), the US Borrower shall deliver to the Administrative Agent:

(a) an amendment to each existing First-Lien Mortgage, in form and substance reasonably acceptable to the Administrative Agent;

(b) an opinion of counsel in each state where each First-Lien Mortgage amendment is to be recorded, in form and substance and from counsel reasonably acceptable to the Administrative Agent; and

(c) a title search confirming that each existing First-Lien Mortgage, as amended, is a first priority Lien on the property encumbered thereby, subject to Permitted Liens.

SECTION 6. Effect of Amendment. (a) Except as expressly set forth in this Third Amendment or in the Credit Agreement, this Third Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents (including, without limitation, all 2013 Incremental Term Loans, the Revolving Credit Exposure related to the 2013 Revolving Commitment Increases and all 2013 Refinancing Term Loans), in each case, as amended by this Third Amendment. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document, in each case shall be deemed a reference to the Credit Agreement (as amended by this Third Amendment). This Third Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c) The parties hereto confirm that no novation of any kind has occurred as a result of, or in connection with, this Third Amendment or otherwise, any such novation being hereby expressly disclaimed.

SECTION 7. Costs and Expenses. The Borrowers hereby agree to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Third Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in each case, as required to be reimbursed pursuant to the Credit Agreement.

SECTION 8. Reaffirmation. By executing and delivering a counterpart hereof, (i) each Borrower hereby agrees that all Loans incurred by the Borrowers (including, without limitation, as applicable, the 2013 Incremental Term Loans, the Revolving Credit Exposure related to the 2013 Revolving Commitment Increases and 2013 Refinancing Term Loans) shall be guaranteed pursuant to the First-Lien Guarantee and Collateral Agreement in accordance with the terms and provisions thereof and shall be secured pursuant to the First-Lien Security Documents in accordance with the terms and provisions thereof and (ii) each Borrower and each other Loan Party hereby (A) agrees that, notwithstanding the effectiveness of this Third Amendment, after giving effect to this Third Amendment, the First-Lien Security Documents continue to be in full force and effect and (B) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document (including the 2013 Incremental Term Loans, the Revolving Credit Exposure relating to the 2013 Revolving Commitment Increases and the 2013 Refinancing Term Loans), in each case after giving effect to this Third Amendment, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the First-Lien Security Documents to secure such Obligations, all as provided in the First-Lien Security Documents, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Third Amendment.

SECTION 9. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 9.07 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS THIRD AMENDMENT AND SHALL APPLY TO THIS THIRD AMENDMENT, MUTATIS MUTANDIS.

SECTION 10. Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic transmission (including in “.pdf” or “.tif” format) of an executed counterpart of a signature page to this Third Amendment shall be effective as delivery of an original executed counterpart of this Third Amendment.

SECTION 11. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Third Amendment.

SECTION 12. Severability. Section 9.12 of the Credit Agreement is hereby incorporated by reference into this Third Amendment and shall apply to this Third Amendment, mutatis mutandis.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

UNIVISION COMMUNICATIONS INC.

By:	/s/ Peter H. Lori
	Name:	Peter H. Lori
	Title:	Executive Vice President and
Chief Accounting Officer

UNIVISION OF PUERTO RICO INC.

By:	/S/ Peter H. Lori
	Name:	Peter H. Lori
	Title:	Executive Vice President and
Chief Accounting Officer

Signature Page to Univision Third Amendment

BROADCAST MEDIA PARTNERS HOI DINGS, INC
EL TRATO, INC.
GALAVISION, INC.
HPN NUMBERS, INC.
KAKW LICENSE PARTNERSHIP, L.P.
KCYT-J’M LICENSE CORP.
KDTV LICENSE PARTNERSHIP, G.P.
KECS-FM LICENSE CORP.
KESS-AM LICENSE CORP.
KESS-TV LICENSE CORP
KFTV LICENSE PARTNERSHIP, G.P.
KHCK-FM LICENSE CORP.
KICI-AM LICENSE CORP.
KICI-FM LICENSE CORP.
KLSQ-AM LICENSE CORP.
KLVE-FM LICENSE CORP.
KMEX LICENSE PARTNERSHIP, G.P.
KMRT-AM LICENSE CORP.
KTNQ-AM LICENSE CORP.
KTVW LICENSE PARTNERSHIP, G.P.
KUVI LICENSE PARTNERSHIP, G.P.
KUVN LICENSE PARTNERSHIP, L.P.
KUVS LICENSE PARTNERSHIP, G.P.
KWEX LICENSE PARTNERSHIP, L.P.
KXLN LICENSE PARTNERSHIP, L.P.
LICENSE CORP. NO. 1
LICENSE CORP. NO. 2
PTI HOLDINGS, INC.
SERVICIO DE INFORMACION PROGRAMATIVA, INC.
STATION WORKS, LLC
THE UNIVISION NETWORK LIMITED PARTNERSHIP
TICHENOR LICENSE CORPORATION
TMS LICENSE CALIFORNIA, INC.
UFERTAS, LLC
UNIMAS ALBUQUERQUE LLC
UNIMAS BAKERSFIELD LLC
UNIMAS BOSTON LLC
UNIMAS D.C. LLC
UNIMAS DALLAS LLC
UNIMAS FRESNO LLC
UNIMAS HOUSTON LLC
UNIMAS LOS ANGELES LLC
UNIMAS MIAMI LLC
UNIMAS NETWORK
UNIMAS OF SAN FRANCISCO, INC.
UNIMAS ORLANDO INC.
UNIMAS PARTNERSHIP OF DOUGLAS
UNIMAS PARTNERSHIP OF FLAGSTAFF
UNIMAS PARTNERSHIP OF FLORESVILLE
UNIMAS PARTNERSHIP OF PHOENIX
UNIMAS PARTNERSHIP OF SAN ANTONIO
UNIMAS PARTNERSHIP OF TUCSON
UNIMAS SACRAMENTO LLC
UNIMAS SAN FRANCISCO LLC
UNMAS SOUTHWEST LLC
UNIMAS TAMPA LLC
UNIMAS TELEVISION GROUP. INC.
UNIVISION ATLANTA LLC
UNIVISION CLEVELAND LLC
UNIVISION EMERGING NETWORKS, LLC
UNIVISION ENTERPRISES, LLC
UNIVISION FINANCIAL MARKETING, INC.

UNIVISION HOME ENTERTAINMENT. INC.
UNIVISION INTERACTIVE MEDIA, INC.
UNIVISION INVESTMENTS, INC.
UNIVISION LOCAL MEDIA INC.
UNIVISION MANAGEMENT CO.
UNIVISION NETWORK PUERTO RICO PRODUCTION LLC
UNIVISION NETWORKS & STUDIOS, INC.
UNIVISION NEW YORK LLC
UNIVISION OF ATLANTA INC.
UNIVISION OF PUERTO RICO REAL ESTATE COMPANY
UNIVISION OF RALEIGH, INC.
UNIVISION PHILADELPHIA LLC
UNIVISION PUERTO RICO STATION ACQUISITION COMPANY
UNIVISION PUERTO RICO STATION OPERATING COMPANY
UNIVISION PUERTO RICO STATION PRODUCTION COMPANY
UNIVISION RADIO CORPORATE SALES, INC.
UNIVISION RADIO FLORIDA, LLC
UNIVISION RADIO FRESNO, INC
UNIVISION RADIO GP, INC.
UNIVISION RADIO HOUSTON LICENSE CORPORATION
UNIVISION RADIO INVESTMENTS, INC.
UNIVISION RADIO LAS VEGAS. INC.
UNIVISION RADIO LICENSE CORPORATION
UNIVISION RADIO LOS ANGELES, INC.
UNIVISION RADIO NEW MEXICO, INC.
UNIVISION RADIO NEW YORK. INC.
UNIVISION RADIO PHOENIX. INC.
UNIVISION RADIO SAN DIEGO, INC.
UNIVISION RADIO SAN FRANCISCO, INC.
UNIVISION RADIO, INC.
UNIVISION SERVICES, INC.
UNIVISION STUDIOS, LLC
UNIVISION TELEVISION GROUP, INC.
UNIVISION TEXAS STATIONS LLC
UNIVISION-EV HOLDINGS, LLC
UVN TEXAS L.P.
WADO RADIO, INC.
WADO-AM LICENSE CORP.
WGBO LICENSE
PARTNERSHIP, G.P.
WLTV LICENSE PARTNERSHIP, G.P.
WLXX-AM LICENSE CORP.
WPAT-AM LICENSE CORP.
WQBA-AM LICENSE CORP
WQBA-FM LICENSE CORP.

By:	/s/ Peter Lori
Name:	Peter Lori
Title:	Executive Vice President and Chief Accounting Officer

Signature Page to Univision Third Amendment

UNIMAS CHICAGO LLC
UNIVISION RADIO BROADCASTING PUERTO RICO, L.P.
UNIVISION RADIO BROADCASTING TEXAS, L.P.
UNIVISION RADIO ILLINOIS, INC.
WLIIIWSUR LICENSE PARTNERSHIP, G.P.
WUVC LICENSE PARTNERSHIP G.P.

By:	/s/ Peter Lori
	Name:	Peter Lori
	Title:	Vice President, Assistant Secretary and Assistant Treasurer

Signature Page to Univision Third Amendment

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, a 2013 Incremental Term Loan Lender, 2013 Incremental Revolving Credit Lender and a 2013 Refinancing Term Loan Lender

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

Signature Page to Univision Third Amendment

JPMORGAN CHASE BANK, N.A, as a 2013 Incremental Revolving Credit Lender

By:	/s/ Tina Ruyter
	Name:	Tina Ruyter
	Title:	Executive Director

Signature Page to Univision Third Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a 2013 Incremental Revolving Credit Lender

By:	/s/ Tray Jones
	Name:	Tray Jones
	Title:	Director

Signature Page to Univision Third Amendment

SCHEDULE 1

PART A: 2013 INCREMENTAL TERM LOAN COMMITMENTS

2013 Incremental Term Loan Lender	2013 Incremental Term Loan Commitment
Deutsche Bank AG New York Branch	$400,000,000

PART B: 2013 REFINANCING TERM LOAN COMMITMENTS

2013 Refinancing Term Loan Lender	2013 Refinancing Term Loan Commitment
Deutsche Bank AG New York Branch	$850,000,000

PART C: 2013 Revolving Commitment Increase

2013 Incremental Revolving Lender	2013 Extended Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$62,000,000.00
Wells Fargo Bank, National Association	$377,594.73